Customer Co-Investment Program	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Customer Co-Investment Program
Customer Co-Investment Program
On July 9, 2012, we announced our CCIP to accelerate our development of EUV technology beyond the current generation and our development of future 450mm silicon wafer technology. The Participating Customers collectively agreed to fund EUR 1.38 billion of our R&D projects from 2013 through 2017. This program created risk sharing with some of our largest customers while the results of our development programs will be available to every semiconductor manufacturer with no restrictions.
Development 450mm silicon wafer technology
As previously disclosed, in November 2013, ASML decided to pause the development of 450mm lithography systems until customer demand and the timing related to such demand is clear. We have agreed with Intel that the 450mm NRE funding will be applied to other lithography projects, including generic developments applicable to both 300mm and 450mm. We believe that our 450mm development activities can be restarted if and when the industry demands the introduction of 450mm.
In addition to the EUV and 450mm funding commitments, the Participating Customers have invested in 96,566,077 of our ordinary shares, the proceeds of which, totaling EUR 3.85 billion, were returned to the holders of ordinary shares (excluding the Participating Customers) through a synthetic share buyback executed in November 2012.
Description of the program
Intel is the largest participant in the program, with an aggregate funding commitment of EUR 829 million - an aggregate amount of EUR 553 million for the development of 450mm lithography technology (which, as a result of the pause of that program, has been applied to EUV technology development) and an aggregate amount of EUR 276 million for the development of EUV technology - and an investment in 62,977,877 of our ordinary shares for an aggregate subscription price of EUR 2,513 million.
In addition to Intel, TSMC acquired 20,992,625 of our ordinary shares for an aggregate subscription price of EUR 838 million and made a EUR 276 million funding commitment relating to the development of 450mm lithography equipment and EUV technology, and Samsung acquired 12,595,575 of our ordinary shares for an aggregate subscription price of EUR 503 million and made a EUR 276 million funding commitment relating to the development of EUV technology. Shares were acquired by Dutch foundations (Stichtingen) established for each participant. On June 12, 2015, TSMC reported to the AFM that its interest in ASML had decreased below the three percent notification threshold. In its 2015 annual report, TSMC announced that it had sold its entire stake. Additionally, in its Q3 2016 report, Samsung announced that it had sold one-half of its holdings.
In connection with the investment by the Participating Customers in ASML, each of the Participating Customers, and the respective Stichtingen, entered into a shareholder’s agreement with ASML. The shareholder’s agreements contain provisions restricting the voting rights of the Participating Customers, such that the Participating Customers are not generally permitted to vote their shares except in certain extraordinary circumstances, a standstill arrangement and restrictions on the sale of shares in order to preserve an orderly sell down of Participating Customer’s shares.